UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2023

Corebridge Financial, Inc.

 (Exact name of Registrant as Specified in Its Charter)

Delaware	001-41504	95-4715639
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2919 Allen Parkway, Woodson Tower, Houston, Texas	77019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 1-877-375-2422

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CRBG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08	Shareholder Director Nominations

Corebridge Financial, Inc. has determined that the Company’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”) will be held virtually on June 20, 2023. The Company will provide additional details regarding the time and matters to be voted on at the Annual Meeting in the Company’s proxy statement for the Annual Meeting to be filed with the U.S. Securities and Exchange Commission (the “SEC”) prior to the Annual Meeting. Stockholders of record of the Company’s common stock at the close of business on April 24, 2023 will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. The Company, however, reserves the right to change the record date, meeting date, and meeting location prior to the Annual Meeting.

Any stockholder of the Company who desires to nominate an individual for the Board or propose other business for consideration at the Annual Meeting (but not have such nomination or proposal included in the proxy statement for that meeting) must deliver the nomination or proposal in writing to: Corporate Secretary, c/o Corebridge Financial, Inc., 2919 Allen Parkway, L4-01, Woodson Tower, Houston, Texas 77109 before April 10, 2023. All stockholder nominations and proposals must comply with the rules promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the terms of the Company’s Second Amended and Restated Bylaws (the “Bylaws”).

Any stockholder of the Company who desires to nominate an individual for the Board and wishes to have such proposal included in the proxy statement and proxy card for the Annual Meeting must submit the proposal to the Company’s principal executive offices in Houston, Texas before April 10, 2023. Proposals should be sent to: Corporate Secretary, c/o Corebridge Financial, Inc., 2919 Allen Parkway, L4-01, Woodson Tower, Houston, Texas 77019 and must comply with rules promulgated under the Exchange Act and the terms of the Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Corebridge Financial, Inc.

Date:	March 30, 2023	By:	/s/ Christina Banthin
Name: Christina Banthin Title: Chief Corporate Counsel and Corporate Secretary